UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 1, 2006



                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                        0-22011                 86-0760991
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


     2575 East Camelback Road, Ste. 450, Phoenix, AZ               85016
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        (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112

                                Bionutrics, Inc.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.

         Reference is made by the Registrant to its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 26, 2006 (the "MAY CURRENT REPORT").

         In the May Current Report, the Registrant disclosed that as a result of financings referenced therein the Registrant may required to repay its then outstanding 9% Convertible Bridge Notes (the "BRIDGE NOTES"). The Registrant has since solicited the consent of the holders of the Bridge Notes to convert their Bridge Notes into, and exchange their Bridge Notes for, an amended form of convertible note (the "REVISED NOTE") accruing interest at the rate of 9% per annum and convertible into shares of Common Stock at the conversion price of $2.50 per share. The Revised Note shall mature on April 3, 2009 and constitute unsecured indebtedness of the Registrant. Of the $4,845,000 principal amount of Bridge Notes then outstanding $2,150,000 aggregate principal amount has been converted to Bridge Notes. Of the remaining $2,695,000 aggregate principal amount of Bridge Notes, $300,000 was repaid on July 6, 2006, and the remaining $2,395,000 aggregate principal amount and all accrued and unpaid interest due and payable thereon matured and was payable on September 1, 2006.

         The Registrant has not yet paid any amounts due to the holders of Bridge Notes on September 1, 2006 and has requested that the holders of such Bridge Notes agree to extend the maturity date thereof to November 1, 2006. In exchange therefor, the Registrant has offered to increase the interest rate on the outstanding principal amount to 18% per annum for the period of such extension, as well as reduce the exercise of the warrants originally issued to such holders at the time of the sale of the Bridge Notes to $2.50 per share.

         In the event that any holders of Bridge Notes reject such extension, the Registrant would be in default of such Bridge Notes and would be required to immediately repay all amounts due thereunder, which repayment would have a material adverse effect on the financial condition and working capital position of the Registrant. At August 31, 2006, the Registrant had working capital of $1,082,804.

         The Registrant is in discussions with unaffiliated third parties to provide additional financing thereto, although there can be no assurance that such financing will be available on a timely basis, on commercially reasonable terms, or at all.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not Applicable

(b)      Not Applicable


(c)      Exhibits

         EXHIBIT      DESCRIPTION
         -------      -----------

         4.1(1)       Form of Bridge Note

         4.2          Form of Revised Note

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                  (1) Incorporated by reference to the Current Report on Form
                      8-K of the Registrant filed with the Securities and Exchange Commission on October 7, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: September 13, 2006


                                                  SYNOVICS PHARMACEUTICALS, INC.

                                                  By:    /s/ Ronald H. Lane
                                                         -----------------------
                                                  Name:  Ronald H. Lane, PhD.
                                                  Title: President